First Sentier American Listed Infrastructure Fund

Schedule of Investments
at January 31, 2021 (Unaudited)

Shares		Value
	COMMON STOCKS: 77.29%
	Electric Utilities - 35.70%
1,013	Alliant Energy Corp.	$49,282
583	Duke Energy Corp.	54,802
1,000	Emera, Inc.^	41,814
820	Evergy, Inc.	44,059
644	Eversource Energy	56,350
627	Exelon Corp.	26,058
1,778	FirstEnergy Corp.	54,691
2,157	NextEra Energy, Inc.	174,437
490	OGE Energy Corp.	14,955
340	Pinnacle West Capital Corp.	25,585
442	Portland General Electric Co.	18,692
833	Xcel Energy, Inc.	53,304
		614,029

	Environmental & Facilites Services - 0.94%
178	Republic Services, Inc.	16,113

	Gas Utilities - 1.47%
705	UGI Corp.	25,373

	Multi-Utilities - 10.65%
269	Avista Corp.	10,082
2,301	CenterPoint Energy, Inc.	48,528
1,126	Dominion Energy, Inc.	82,074
178	DTE Energy Co.	21,132
961	NiSource, Inc.	21,286
		183,102

	Oil & Gas Storage & Transportation - 6.61%
415	Cheniere Energy, Inc.*	26,282
5,422	Kinder Morgan, Inc.	76,342
280	ONEOK, Inc.	11,152
		113,776

	Railroads - 21.92%
1,492	CSX Corp.	127,947
42	Kansas City Southern	8,512
575	Norfolk Southern Corp.	136,057
529	Union Pacific Corp.	104,462
		376,978
	TOTAL COMMON STOCKS (Cost $1,320,840)	1,329,371

	REITs: 20.82%
	Real Estate - 20.82%
890	American Tower Corp.	202,350
128	CoreSite Realty Corp.	17,208
347	Crown Castle International Corp.	55,263
310	SBA Communications Corp.	83,288
	TOTAL REITs (Cost $351,246)	358,109

	Total Investments in Securities (Cost $1,672,086): 98.11%	1,687,480
	Other Assets in Excess of Liabilities: 1.89%	32,514
	Net Assets: 100.00%	$1,719,994

	* Non-income producing security.
	^ Foreign issuer.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's
Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

First Sentier American Listed Infrastructure Fund
Summary of Fair Value Disclosure at January 31, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United
States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2021:

First Sentier American Listed Infrastructure Fund	Level 1	Level 2	Level 3	Total

Common Stocks
Energy	$113,776	$-	$-	$113,776
Industrials	393,091	-	-	393,091
Utilities	822,504	-	-	822,504
Total Common Stocks	1,329,371	-	-	1,329,371
REITs	358,109	-	-	358,109
Total Investments in Securities	$1,687,480	$-	$-	$1,687,480

Refer to the Fund’s schedule of investments for a detailed break-out of holdings by industry classification.